SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INGLES MARKETS, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INGLES MARKETS, INCORPORATED

P.O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 17, 2004

To the Stockholders of Ingles Markets, Incorporated:

NOTICE IS HEREBY GIVEN that Ingles Markets, Incorporated will hold its 2004 Annual Meeting of Stockholders at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804 on February 17, 2004, at 1:00 p.m. local time, for the following purposes:

(1)	To elect nine directors to serve until the 2005 Annual Meeting of Stockholders;

(2)	To consider and act upon a proposal to amend the definition of “qualified transferee” of shares of Class B common stock in the Company’s Articles of Incorporation; and

(3)	To transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

These items and other matters relating to the Annual Meeting are more fully discussed in the Proxy Statement that accompanies this notice.

Holders of record of the Company’s Class A Common Stock, $.05 par value per share, and Class B Common Stock, $.05 par value per share, at the close of business on January 5, 2004, are entitled to receive notice of and to vote at the Annual Meeting. We will make available at the Company’s corporate offices a list of stockholders as of the close of business on January 5, 2004, for inspection during normal business hours during the ten-day period immediately preceding the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please sign and date the accompanying proxy card(s) and return the proxy card(s) promptly in the enclosed postage paid reply envelope. Your prompt return of the proxy card(s) will help the Company prepare for the Annual Meeting. If you return an executed proxy card and later decide to attend the Annual Meeting, you may revoke your proxy at the meeting and vote your shares in person.

By Order of the Board of Directors

Robert P. Ingle

Chairman of the Board

Asheville, North Carolina

January 14, 2004

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

INGLES MARKETS, INCORPORATED

P. O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

ANNUAL STOCKHOLDERS MEETING

February 17, 2004

Grove Park Inn

290 Macon Avenue

Asheville, North Carolina 28804

PROXY STATEMENT

The Board of Directors of Ingles Markets, Incorporated (the “Company”) furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2004 Annual Meeting of Stockholders of the Company. The meeting will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, on Tuesday, February 17, 2004, at 1:00 p.m. local time, for the purposes set forth in the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. The proxies also may be voted at any adjournments or postponements of the meeting. The Company is sending this Proxy Statement to each holder of record of the Company’s Class A Common Stock, $.05 par value per share (“Class A Common Stock”) and Class B Common Stock, $.05 par value per share (“Class B Common Stock”) as of January 5, 2004, the record date for the meeting (the “Record Date”). Class A Common Stock and Class B Common Stock are sometimes referred to collectively in this Proxy Statement as “Common Stock.”

The Company’s principal executive offices are located at 2913 U.S. Highway 70 West, Asheville (Black Mountain), North Carolina 28711. This Proxy Statement and the accompanying forms of proxy are first being sent or given to stockholders on or about January 14, 2004.

Execution and Revocation of Proxies

If a stockholder completes and signs one of the enclosed proxies as instructed and returns the proxy to the Secretary of the Company in care of the Company’s transfer agent, Wachovia Bank, N.A., so that it is received at or before the Annual Meeting, the shares of Common Stock represented by the proxy will be voted at the Annual Meeting in accordance with the instructions on the proxy. Proxies that are not properly executed or are not received by the Secretary at or before the Annual Meeting will not be effective.

A duly authorized person should sign each proxy on the stockholder’s behalf if the stockholder is a corporation or partnership. If the shares of Common Stock represented by a proxy are registered in more than one name, each registered owner should sign the proxy. If an authorized person executes the proxy pursuant to a power of attorney or as an executor, administrator, trustee or guardian, the person should include his or her full title on the proxy and enclose a certificate or other evidence of appointment with the proxy when delivering it to the Secretary. Proxies that are not properly executed will not be effective.

A stockholder can revoke a proxy at any time prior to the exercise of the authority granted under that proxy. A proxy may be revoked by a stockholder in any of the following ways:

•	by attending the Annual Meeting and giving oral notice of the stockholder’s election to vote in person;

•	by delivering to the Secretary an instrument revoking the proxy; or

•	by delivering a later-dated, properly executed proxy with respect to shares covered by the original proxy.

Action to Be Taken under the Proxy Cards

Unless instructed otherwise on a proxy, shares of Common Stock represented by a properly executed proxy will be voted at the Annual Meeting “For” the election of each of the Board of Directors nominees named under the heading “Election of Directors.” Shares of Common Stock represented by a properly executed proxy marked “For” under proposal 2 will be voted “For” the proposed amendment to the Company’s Articles of Incorporation described on pages 17 and 18 of this Proxy Statement. As of the date of this Proxy Statement, the Company’s management knows of no other matter to be brought before the Annual Meeting. Should any other matter properly come before the Annual Meeting, all shares of Common Stock represented by effective proxies will be voted, at their discretion, by the persons acting under such proxies.

Voting Rights

Only holders of record of shares of Class A Common Stock or Class B Common Stock at the close of business on the Record Date are entitled to vote at the meeting or adjournments or postponements of the meeting. At the close of business on the Record Date, there were 10,762,332 shares of Class A Common Stock and 12,384,391 shares of Class B Common Stock outstanding.

Quorum Requirements. The presence in person or by proxy of holders of a majority of the outstanding shares of Class A Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class A Common Stock. The presence in person or by proxy of holders of a majority of the outstanding shares of Class B Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class B Common Stock. For purposes of the separate class vote of the holders of Class B Common Stock with respect to the proposed amendment of the Articles of Incorporation discussed below, the presence in person or by proxy of holders of a majority of the outstanding shares of Class B Common Stock will also constitute a quorum. If holders of shares possessing a majority of the aggregate votes represented by the Class A Common Stock and Class B Common Stock, taking into account the ten votes per share attributable to the Class B Common Stock, are present at the Annual Meeting in person or by proxy, a quorum will be present for purposes of their combined vote on the proposed amendment to the Company’s Articles of Incorporation and any other matter that may be presented at the Annual Meeting. Abstentions with respect to a proposal and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs if a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals and the broker indicates it does not have authority to vote such shares.

Election of Directors. If a quorum of each class is present at the Annual Meeting, the holders of Class A Common Stock, voting as a class, will elect three directors, and the holders of Class B Common Stock, voting as a class, will elect six directors. Each stockholder will have one vote for each share of Common Stock held by the stockholder as of the Record Date. Pursuant to the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

Because the Company was a public corporation on the Record Date, cumulative voting will not be applicable to the election of directors at the Annual Meeting.

Other Matters. Unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act, holders of Class A Common Stock and Class B Common Stock would vote as a single class with respect to any other matter, including the proposed amendment to the Company’s Articles of Incorporation, that may be voted upon at the Annual Meeting. In any such vote, stockholders would be entitled to one vote for each share of Class A Common Stock held as of the Record Date and ten votes for each share of Class B Common Stock held as of the Record Date. For purposes of any such vote, if a quorum is present, a proposal will pass if the votes cast “for” the action exceed the votes cast “against” the action, unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act. Shares not voted with respect to any such matters (whether by abstention or broker non-vote) would not be included in vote totals and would not impact the vote. Pursuant to the North Carolina Business Corporation Act, the proposed amendment to the

Company’s Articles of Incorporation must be approved by holders of at least a majority of the votes entitled to be cast by holders of Class A Common Stock and Class B Common Stock voting together and a majority of the votes entitled to be cast by holders of Class B Common Stock voting as a separate class, in each case, outstanding and entitled to vote at the meeting. Therefore, shares constituting abstentions and broker non-votes will be considered shares entitled to vote at the meeting and will be counted as a vote against the proposal. As of the date of this Proxy Statement, the Company knows of no matters other than the election of directors and the proposed amendment to the Company’s Articles of Incorporation to be presented for action at the Annual Meeting.

ELECTION OF DIRECTORS

Each member of the Board of Directors (the “Board”) is elected for a term of one year and until their successors are elected and qualified or until their earlier death, resignation or removal from office. The Company’s Articles of Incorporation and Bylaws provide that the Board may from time to time fix by resolution the number of directors that constitutes the Board, which shall be not less than five nor more than eleven. The Board has determined by resolution that the number of directors will be fixed at nine until the 2005 Annual Meeting. In accordance with the Company’s Articles of Incorporation and Bylaws, three of the nine directors will be elected by a vote of the holders of the Class A Common Stock and the remaining six directors will be elected by a vote of the holders of the Class B Common Stock.

Identification of Directors and Executive Officers

The Board has nominated, and recommends a vote FOR, John O. Pollard, J. Alton Wingate and Charles L. Gaither, Jr. as directors to be elected by the holders of the Class A Common Stock and Robert P. Ingle, James W. Lanning, Robert P. Ingle, II, Charles E. Russell, Laura Ingle Sharp and Brenda S. Tudor as directors to be elected by the holders of the Class B Common Stock.

All of these nominees are currently directors. Proxies received by the Board will be voted “For” the election of all of the nominees unless stockholders specify a contrary choice in their proxy. It is not anticipated that any nominee for election as a director will become unable to accept the nomination, but if such an event should occur the person or persons acting under the proxies will vote for any substitute nominee who may be designated by the Board. The person or persons acting under the proxies will vote for no more or fewer than nine nominees, unless the Board votes to change the number of directors, or fewer than nine individuals are nominated at the Annual Meeting.

The biographical information set forth below was furnished by each named director and executive officer of the Company. Except as otherwise indicated, each such person has been engaged in his or her most recent occupation or employment for more than five years.

DIRECTORS AND EXECUTIVE OFFICERS

Robert P. Ingle

Mr. Ingle has served as Chairman of the Board and Chief Executive Officer since the Company was incorporated in 1965. Mr. Ingle served as President from 1965 until 1982. Mr. Ingle also serves on the Asheville Board of Directors Advisory Board of Wachovia Bank, N.A. Mr. Ingle is 70.

James W. Lanning

Mr. Lanning has served as a director of the Company since May 2003 and has served as President and Chief Operating Officer since March 2003. He has held many positions in his 27 years with the Company, most recently serving as a District Manager in Georgia. Mr. Lanning is 44.

Timothy A. Davey	Mr. Davey has served as a bakery director since he joined the Company in July 1994 and was elected Vice President-Bakery in August 1995.

DIRECTORS AND EXECUTIVE OFFICERS

Mr. Davey served as Director of Bakery Operations for Kash n’ Karry Food Stores, Inc., a regional supermarket chain, from 1989 until 1994. From 1978 to 1989, he was employed by the Kroger Company in a variety of positions. Mr. Davey is 47.

Anthony S. Federico

Mr. Federico has served as Vice President-Non-Foods since October 1992 and served as a director of the Company from May 1991 until August 2003. Prior to joining the Company in October 1992, he served as president of Ultimate Food Sales, Inc., a food brokerage company based in Asheville, NC, which he founded in 1985. Mr. Federico is 44.

Nancy L. Gaddy

Ms. Gaddy joined the Company in January 1997 and has served as Vice President-Deli since February 1997. Prior to joining the Company, Ms. Gaddy served as Bakery Buyer/Corporate Merchandiser for BI-LO, Inc., a supermarket chain where she was employed from 1989 until January 1997. She was previously employed by the Company from 1979 until 1989 in a variety of positions. Ms. Gaddy is 44.

Charles L. Gaither, Jr.

Mr. Gaither has served as a director of the Company since February 2002. In July 1998, Mr. Gaither was elected President of Milkco, Inc., a subsidiary of the Company that processes, packages and distributes milk, fruit juices and spring water. Mr. Gaither was previously Vice President and General Manager of Milkco from 1987 to 1998 and served as Assistant General Manager of Milkco from 1985 to 1987. Mr. Gaither is 60.

Robert P. Ingle, II

Robert P. Ingle, II, has served as a director of the Company since February 1997. He has been employed by the Company since 1985 and has served as Vice President-Operations since February 1996. Mr. Ingle has held various positions with the Company, including management of new store development, store design, construction, training and development. Mr. Ingle is 35.

Gordon S. Myers

Mr. Myers has served as Vice President-Real Estate since he joined the Company in March 1993. Prior to joining the Company, he was President of Commercial Developers, Inc., a real estate company, where he consulted with the Company on matters relating to real estate. Mr. Myers is chairman of Advantage West, a Western North Carolina regional economic development commission, and of the North Carolina Economic Development Board. Mr. Myers is 59.

J. Thomas Outlaw, Jr.

Mr. Outlaw has been employed by the Company in various capacities since joining in 1977, including Vice President-Produce, Vice President-Frozen Food, District Manager, Produce Merchandiser, and Dairy Merchandiser. He has served as Vice President-Sales Manager since August 1995. Prior to joining the Company, Mr. Outlaw served as Director of Produce for BI-LO, Inc. where he was employed from 1969 through 1976. Mr. Outlaw is 57.

John O. Pollard

A director of the Company since 1987, Mr. Pollard has been an attorney with the law firm of McGuireWoods, LLP since January 1998 where he served as a partner until January 2002 managing its Charlotte, North

DIRECTORS AND EXECUTIVE OFFICERS

Carolina office. Prior to January 1998, he was a partner in the Charlotte law firm of Blakeney & Alexander with which he was affiliated since 1973 and which was acquired by McGuireWood in 1998. Mr. Pollard is 66.

Charles E. Russell

Mr. Russell has served as a director of the Company since May 2001. Mr. Russell is a certified public accountant and has been a principal with Painter, Russell & Associates, PLLC, certified public accountants, since October 1992. Mr. Russell is 65.

Laura Ingle Sharp

The Company’s “Laura Lynn” private label products are named after Ms. Sharp. She has been a director of the Company since February 1997. She has also served the Company in several capacities on a full-time and part-time basis since 1975, including appearances in advertisements promoting the Company’s private label products. Ms. Sharp is 47.

Brenda S. Tudor

Ms. Tudor has served as a director and as Vice President-Finance, Chief Financial Officer and Treasurer of the Company since February 1998. She joined the Company in 1984 and served as general accounting manager until 1988 when she became Controller and Secretary of the Company. Before she joined the Company, Ms. Tudor worked in public accounting for five years. She is a certified public accountant. Ms. Tudor is 46.

J. Alton Wingate

A director of the Company since 1987, Mr. Wingate is Chairman and Chief Executive Officer of Community Bank & Trust-Cornelia, Georgia, where he has been employed as an executive officer since 1977. He also serves as Chairman, President and Chief Executive Officer of Financial Supermarkets, Inc. (which provides services in connection with the placement of banks within supermarkets), and as Chairman, President and Chief Executive Officer of Community Bankshares, Inc. Mr. Wingate also serves as Chairman and a director of Community Bank & Trust-Alabama and Community Bank & Trust-Troup, Georgia. Mr. Wingate is 64.

OTHER OFFICERS OF THE COMPANY

Cynthia L. Brooks

Ms. Brooks joined the Company in September 1998 and was elected Vice President-Human Resources in November 1998. From November 1992 until September 1998 she was Vice President-Administration for Thomas & Howard Company of Asheville, Inc., which handled distribution for the Company. Ms. Brooks is 41.

Nathan C. Fisher

Mr. Fisher was named Vice President-Frozen Foods in May 2000. Mr. Fisher joined the Company in November 1979 and has served in various capacities including store manager and frozen food director. Mr. Fisher is 43.

Larry R. Goetsch

Mr. Goetsch has worked for the Company for 29 years. Prior to his appointment as Vice President of Direct Store Delivery Operations in April 2003, he served as a buyer for 14 years. In addition, he has experience as a grocery manager, assistant manager, store manager and district manager. Mr. Goetsch is 47.

OTHER OFFICERS OF THE COMPANY

W. Randolph Jameson

Mr. Jameson joined the Company in September 1998 and was elected Vice President-Distribution in November 1998. Prior to that time, he was President of Thomas & Howard Company of Asheville, Inc., which handled distribution for the Company. Mr Jameson is 46.

Michael D. Lee

Mr. Lee began working for the Company in 1972. Among various other positions, he has served as a store manager and district manager prior to his appointment as Vice President of Store Operations in August 2003. Mr. Lee is 53.

Florence S. Presnell

Ms. Presnell has served as Secretary and Controller since February 2001. Ms. Presnell joined the Company as Special Projects Manager in November 1999. Prior to joining the Company, Ms. Presnell was Director of Corporate Accounting for The York Group, Inc., a casket manufacturer. From 1981 until 1997 she was Director of Financial Reporting for Service Corporation International, a funeral home consolidator. Ms. Presnell is 45.

James T. Ray

Mr. Ray’s relationship with the Company began in 1983 when he was hired as a Produce Clerk. He served in supervisory positions as Produce Manager and Produce Merchandiser prior to his promotion to Vice President-Produce in September 2003. Mr. Ray is 41.

Todd A. Reidy

Mr. Reidy has served as Vice President-Meat since July 2003. Mr. Reidy has extensive familiarity with the Company’s meat services gained from serving as a cutter from 1985 to 1986, Meat Manager from 1986 to 1989 and Meat Merchandiser from 1989 to July 2003. Mr. Reidy is 38.

Robert P. Ingle, II and Laura Ingle Sharp are the son and daughter, respectively, of Robert P. Ingle. Anthony S. Federico is the son-in-law of Robert P. Ingle and the brother-in-law of Robert P. Ingle, II and Laura Ingle Sharp. There are no other family relationships among any of the directors or executive officers of the Company.

Committees of the Board of Directors

The Board had three standing committees during fiscal 2003: an Executive Committee, an Audit/Compensation Committee and a Human Resources Advisory Committee. The Company did not have a separate nominating committee during fiscal 2003. The Company qualifies as a “Controlled Company” under the Nasdaq Marketplace Rules as Mr. Robert P. Ingle controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. As a Controlled Company, the continued listing requirements of Nasdaq do not require the Company to have a nominating committee.

The Executive Committee. The Executive Committee can exercise the powers of the full Board between meetings of the Board, except for powers that may not be delegated to a committee of the Board under the North Carolina Business Corporation Act. During fiscal 2003, the Executive Committee consisted of Messrs. Robert P. Ingle, James W. Lanning (from the date of his appointment to the Board) and Brenda S. Tudor.

The Audit/Compensation Committee. The Board has established, through the Company’s Bylaws, an Audit/Compensation Committee. When acting in its capacity as Audit Committee, this committee acts under the authority of and has the responsibilities described in the Company’s Audit Committee Charter. The Audit Committee Charter was attached as Appendix A to the Company’s proxy statement for its 2003 annual meeting of stockholders. In this capacity, the committee is responsible for, among other things, engaging the Company’s independent auditors, approving the fees and services to be provided by the auditors, overseeing the auditors, reviewing and evaluating significant matters relating to the audit and internal controls of the Company; and reviewing the scope and results of audits by, and recommendations of, the Company’s independent auditors. In addition, the committee reviews the audited financial statements of the Company and considers major changes and questions of choice regarding appropriate auditing and accounting principles and practices to be followed in the preparation of the Company’s financial statements.

When the committee is acting as the Compensation Committee, the Board has empowered the committee to:

•	approve compensation levels and increases in compensation of each executive officer and of other employees of the Company whose annual base salary is in excess of $100,000; and

•	approve all incentive payments to executive officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee.

Furthermore, the committee, when acting as the Compensation Committee, administers the Company’s employee benefit plans and other compensation matters where independent, disinterested administration is required by applicable tax or securities laws and regulations. Where such laws or regulations require that grants or awards under the Company’s stock-based employee benefit plans be made by the full Board or by a committee of non-employee or outside directors, the committee or the Board, as appropriate, makes such decisions.

During fiscal 2003, the Audit/Compensation Committee consisted of Messrs. Pollard, Russell and Wingate. The Board has determined that each member of the Committee is independent for purposes of the provisions of the Sarbanes-Oxley Act of 2002 and the recently revised Nasdaq Marketplace Rules regarding audit committees. In making this determination, the Board specifically reviewed the relationship Mr. Pollard has with the law firm McGuireWoods, LLP, which from time to time handles labor matters for the Company. Until January 1, 2002, Mr. Pollard was a partner in this law firm. As of January 1, 2002, Mr. Pollard became a non-equity partner of the firm, which although including the term “partner” in the title is a salaried, employee position. Mr. Pollard does not personally provide any of the legal services that his firm performs for the Company. Based on information provided by Mr. Pollard, the Board has determined that Mr. Pollard does not share in the profits of the law firm and thus does not indirectly receive any of the legal fees paid by the Company to such firm and has not received any of such fees since January 1, 2002. Further, based on information provided by Mr. Pollard, the Board has determined that his compensation is not directly affected by the receipt of payments by McGuireWoods from the Company. Therefore, the Board has determined that Mr. Pollard does not, directly or indirectly, receive any consulting, advisory or other compensatory fee from the Company. All the members of the Audit/Compensation Committee qualify as independent for purposes of such rules as they apply to compensation committees.

The Board has also determined that Mr. Russell is an “audit committee financial expert” as defined under recently adopted rules of the Securities and Exchange Commission, who is independent of management of the Company.

The Human Resources Advisory Committee. The Human Resources Advisory Committee was established in August 1998 to oversee certain of the Company’s human resources compliance policies and programs. Ms. Tudor, Ms. Sharp and Mr. Wingate are members of this committee.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All compensation decisions made during fiscal 2003 that were not made exclusively by the Board or the Audit/Compensation Committee were made by the Chief Executive Officer, in certain instances in consultation with the President and Chief Operating Officer. Messrs. Pollard, Russell and Wingate, who are the members of the Audit/Compensation Committee, were not officers or employees of the Company or its subsidiaries during fiscal 2003 or any prior fiscal year.

While Messrs. Pollard and Wingate do not have any employment relationship with the Company, they do have certain other relationships with the Company. Mr. Pollard is an attorney with the law firm of McGuireWoods, LLP which, from time to time, handles labor matters for the Company. During fiscal 2003, the Company accrued approximately $22,452 in fees for services rendered by that firm. Mr. Wingate is Chairman, Chief Executive Officer and President of Community Bankshares, Inc. and is an officer and director of its subsidiaries, Financial Supermarkets, Inc. and Community Bank & Trust. Financial Supermarkets, Inc. provides services to the Company in connection with the placement of banks within the Company’s supermarkets. During fiscal 2003, the Company paid approximately $131,977 in fees for services rendered by Financial Supermarkets, Inc.

The Company believes that the transactions described above between the Company and each of McGuireWoods, LLP and Financial Supermarkets, Inc. have been and will continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in transactions negotiated at arms-length.

Meetings of the Board of Directors and Committees

The Board held four formal meetings during fiscal 2003. The Executive Committee held no formal meetings during fiscal 2003, but met on an informal basis. The Audit/Compensation Committee held six formal meetings during fiscal 2003, and met on an informal basis during board meetings. The Human Resources Advisory Committee held no formal meetings during fiscal 2003, but received updates on human resource issues as needed at quarterly Board meetings. Each director attended at least 75% of all meetings of the Board and of the committees of the Board on which he or she served during fiscal 2003. See “Committees of the Board of Directors.”

Directors who were not officers of the Company received a fee of $500 for each Board or committee meeting they attended in person in fiscal 2003.

Director Nominations

As noted above, the Company did not have a standing nominating committee in fiscal 2003. Historically, the Board of Directors has not considered a nominating committee necessary in that there have been few vacancies on the Company’s Board, and vacancies have been filled through discussions between the Chairman and the Chief Financial Officer of the Company with input from other Board members as needed. Under the Company’s Articles of Incorporation, 25% of the directors of the Company are elected by the holders of Class A Common Stock and the remaining directors are elected by holders of the Class B Common Stock. Mr. Ingle, the Chairman and Chief Executive Officer of the Company, is also the majority holder of shares of Class B Common Stock.

The Company has not received director candidate recommendations from its stockholders and does not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. The Company does not intend to treat stockholder recommendations in any manner different from other recommendations.

The Board has not adopted a policy with respect to minimum qualifications for board members. Conversely, with respect to each individual vacancy, the Board has determined the specific qualifications and skills required to fill that vacancy and to complement the existing qualifications and skills of the other Board members.

Historically, the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board’s contacts are not sufficient to identify an appropriate candidate.

Stockholder Communication with Board Members

The Company maintains contact information, both telephone and email, on its website under the heading “Contact Information”. By following the Contact Information link, a stockholder will be given access to the Company’s telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone for the Board are forwarded to the Board by an officer of the Company.

Board Member Attendance at Annual Meetings

The Company generally requires that all directors attend the annual meeting of stockholders, absent extraordinary circumstances. All directors attended the annual meeting of stockholders held in 2003.

AUDIT COMMITTEE REPORT

The Audit/Compensation Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit/Compensation Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant adjustments, and the clarity of disclosures in the financial statements.

The Audit/Compensation Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit/Compensation Committee under generally accepted auditing standards. In addition, the Audit/Compensation Committee has discussed with the independent auditors the auditors’ independence from management and the Company including matters in the written disclosures required by the Independence Standards Board and considered the compatibility of any nonaudit services performed with the auditors’ independence.

The Audit/Compensation Committee discussed with the independent auditors the overall scope and plans for their respective audits. The Audit/Compensation Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit/Compensation Committee held six meetings during fiscal 2003.

In reliance on the reviews and discussions referred to above, the Audit/Compensation Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 27, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board also approved the selection of the Company’s independent auditors for fiscal 2003.

SUBMITTED BY:

THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard     Charles E. Russell     J. Alton Wingate

EXECUTIVE COMPENSATION

Report on Executive Compensation

The Audit/Compensation Committee was responsible for administering executive compensation during fiscal 2003. The duties of this committee are set forth on pages 6 and 7 under the heading “Committees of the Board of Directors–Audit/Compensation Committee.” This report describes the compensation policies established by the Committee for the executive officers of the Company.

Executive Compensation Policies. The Company’s Chief Executive Officer periodically reviews the compensation paid by the Company to its executive officers and other employees. Based on the Company’s general performance and that of the individual executive officer, he makes final subjective determinations (in certain instances in consultation with the President and Chief Operating Officer) with respect to any changes to be made to that compensation. Bonuses paid to officers of the Company’s subsidiary, Milkco, Inc., are based on established quantitative measurements of Milkco’s performance.

Neither the full Board nor the Audit/Compensation Committee generally reviews or ratifies the Chief Executive Officer’s decisions relating to executive compensation unless otherwise required by the Company’s Bylaws, by resolutions adopted by the Board or by the North Carolina Business Corporation Act. Decisions are made by the Board or the Audit/Compensation Committee if such decisions require the adoption of documents relating to employee benefit plans or programs. In addition, the Audit/Compensation Committee is required by resolution to approve any increases in compensation that the Company will pay to an employee whose base salary is in excess of $100,000, all incentive compensation that the Company will pay to executive officers and any incentive payments that the Company will pay to any other employee in excess of $25,000. Decisions about grants or awards under the Company’s stock-based employee benefit plans have been made either by the Audit/Compensation Committee or by the Board, as appropriate, where Rule 16b-3 of the Securities Exchange Act 1934, as amended (the “Exchange Act”), or Section 162(m) of the Internal Revenue Code requires that such grants or awards be made by the full Board or by a committee of “non-employee” or “outside directors.” See “Committees of the Board of Directors.”

The Internal Revenue Code generally provides that corporate deductions will be disallowed for annual compensation in excess of $1 million paid to certain executive officers of publicly held corporations. “Performance-based” compensation is excluded from the cap. Although the $1 million compensation deduction cap would be applicable to the executive officers named in the “SUMMARY COMPENSATION TABLE” their compensation levels for fiscal 2003 were substantially below the cap. Nevertheless, the Chief Executive Officer and the Audit/Compensation Committee, as appropriate, intend to consider the Internal Revenue Code’s compensation deductibility cap when they determine compensation levels and to evaluate appropriate alternatives to mitigate any adverse impact this limitation may have on the deductibility of executive compensation paid by the Company and its subsidiaries.

Salaries and Cash Incentive Bonus Awards. In fiscal 2003, Mr. Robert P. Ingle received a salary of $117,511 and no bonus, which represents a decrease of approximately $53,000 from compensation paid to him in fiscal 2002 due to the decrease of his salary to $100,000 per year during fiscal 2003. Payment of Mr. Robert P. Ingle’s salary was approved by the Audit/Compensation Committee. Mr. Ingle and the Audit/Compensation Committee believe the compensation paid to Mr. Ingle in fiscal 2003 is on the low end of competitive compensation paid to other chief executive officers in the industry.

Other executive officers of the Company received a salary and bonus, the amounts of which were determined by Mr. Ingle or the President and Chief Operating Officer, as appropriate, and approved by the Audit/Compensation Committee. The bonus paid to Mr. Gaither, President of the Company’s subsidiary, Milkco, Inc., was based on a pre-determined quantitative formula. He received a bonus equal to a percentage of Milkco’s earnings before taxes and payment of the bonus. All other executive officers’ bonuses were subjectively determined.

Investment/Profit Sharing Plan. The Company maintains the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the “Profit Sharing Plan”) to provide retirement benefits to eligible employees. The Profit Sharing Plan includes 401(k) and discretionary employer matching contribution features. The assets of the Profit Sharing Plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant. The Board, in its discretion, quarterly determines the amount of any Company contributions, including the amount of any matching contributions to be made based on participants’ 401(k) contributions for the quarter.

Employees who participate in the Profit Sharing Plan may contribute to their 401(k) account between one percent and fifty percent (in increments of one percent) of their compensation by way of salary reductions that cannot exceed a maximum amount that varies annually in accordance with the Internal Revenue Code. The Company also makes available to Profit Sharing Plan participants the ability to direct the investment of their 401(k) accounts (including the Company’s matching contributions) in various investment funds, including a fund holding Class A Common Stock of the Company.

The Company’s contributions to the participants’ profit sharing accounts are held in a separate fund (the “Ingles Fund”) that invests primarily in shares of the Company’s Class B Common Stock and also includes cash reserves to facilitate distributions from the fund. See “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” regarding the shares of Class B Common Stock held by the Profit Sharing Plan.

The Company contributed $739,342 to the Profit Sharing Plan during fiscal 2003. These contributions were allocated to the matching contribution accounts in each participant’s 401(k) accounts. The Company’s contributions to each of the executive officers named in the Summary Compensation Table are reflected in the last column of that table. As of September 27, 2003, all of the Company’s executive officers who are named in the Summary Compensation Table and who had account balances under the Profit Sharing Plan were 100% vested in their accounts. Participants’ interests in contributions allocated to their accounts vest over six years.

Life Insurance. The Company maintains, at its expense, for the benefit of each of its full-time employees life insurance policies in amounts up to $150,000 based on the W-2 compensation of the employee. The premiums paid by the Company for the benefit of the executive officers named in the Summary Compensation Table are included in the last column of that table.

SUBMITTED BY:

THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard    Charles E. Russell    J. Alton Wingate

Executive Compensation Summary

The following tables set forth information concerning the compensation of the Company’s Chief Executive Officer and each of its other four most highly compensated executive officers at the end of fiscal 2003.

SUMMARY COMPENSATION TABLE

Name and Principal Position during 2003	Annual Compensation			All Other Compensation ($)(1)
	Fiscal Year	Salary ($)	Bonus ($)
Robert P. Ingle	2003	117,511	—	1,473
Chairman, Chief Executive Officer	2002	170,045	—	2,413
and Acting President	2001	170,045	—	2,389

Brenda S. Tudor	2003	173,108	30,000	2,332
Vice President Finance,	2002	150,020	30,000	2,534
Chief Financial Officer and Treasurer	2001	150,020	30,000	2,473

Robert P. Ingle, II	2003	152,534	25,000	2,036
Vice President – Operations	2002	100,000	25,000	2,138
	2001	97,308	25,000	1,833

Charles L. Gaither, Jr.	2003	117,308	196,334	1,825
President, Milkco, Inc.	2002	100,000	271,376	2,729
	2001	100,000	199,466	3,326

Anthony S. Federico	2003	130,000	60,000	2,291
Vice President-Non-Foods	2002	130,000	60,000	2,643
	2001	130,000	60,000	2,654

(1)	Includes contributions to the Profit Sharing Plan on behalf of the named individuals in the following amounts for 2003: Robert P. Ingle – $1,185, Brenda S. Tudor – $2,044, Robert P. Ingle, II – $1,748, Charles L. Gaither, Jr. – $1,537 and Anthony S. Federico – $2,003. Also includes $288 in premiums paid by the Company for the benefit of each of the named individuals for term life insurance.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

No options or SARs were granted to the executive officers listed in the Summary Compensation Table during fiscal 2003.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)		Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End
				Exercisable/ Unexercisable (#) (1)		Exercisable/ Unexercisable ($)(1)

Robert P. Ingle	0	—		0/0		$0/0
Brenda S. Tudor	14,543	$6,096	(2)	90,457/0	(3)	$26,006/0	(3)
Robert P. Ingle, II	0	—		105,000/100,000	(4)	$30,188/0	(4)
Charles L. Gaither, Jr.	0	—		10,500/0	(5)	$3,019/0	(5)
Anthony S. Federico	0	—		105,000/100,000	(6)	$30,188/0	(6)

(1)	Represents options to purchase shares of Class A Common Stock pursuant to the Ingles Markets, Incorporated Amended and Restated 1997 Nonqualified Stock Option Plan. The fair market value of the Class A Common Stock on September 26, 2003 was $9.85 per share based on the closing price per share on such date as reported by the Nasdaq Stock Market.

(2)	The options exercised had an exercise price of $9.5625 per share. On the dates of exercise, the fair market values of the Class A Common Stock averaged $9.98 per share.

(3)	Represents options exercisable at $9.5625 per share during the one-year period beginning May 19, 2003.

(4)	Includes options for 105,000 shares exercisable at $9.5625 per share during the one-year period beginning May 19, 2003 and 100,000 shares exercisable at $10.50 per share during the one-year period beginning October 13, 2003.

(5)	Represents options exercisable at $9.5625 per share during the one-year period beginning May 19, 2003.

(6)	Includes options for 105,000 shares exercisable at $9.5625 per share during the one-year period beginning May 19, 2003 and 100,000 shares exercisable at $10.50 per share during the one-year period beginning October 13, 2003.

STOCK PRICE PERFORMANCE GRAPH

In accordance with the rules and regulations of the Securities and Exchange Commission, set forth below are a graph and accompanying tables comparing the cumulative total stockholder return on the Class A Common Stock to the cumulative total return of (i) the S&P 500 Comprehensive-Last Trading Day Index and (ii) a peer group of companies in the Company’s line of business (the “Peer Group”) for the five-year period ended September 27, 2003. The Company’s peer group consists of the following companies: Marsh Supermarkets, Inc., Fresh Brands, Inc., Wild Oats Markets, Inc., Ruddick Corporation, Weis Markets, Inc. and Winn-Dixie Stores, Inc.

The graph and table assume that $100 was invested after the close of the market on September 25, 1998, and that dividends were reinvested quarterly. Returns of the companies included in the Peer Group have been weighted according to each company’s stock market capitalization at the beginning of each section for which a return is presented.

INGLES MARKETS, INCORPORATED

COMPARATIVE RETURN TO STOCKHOLDERS

INDEXED RETURNS OF INITIAL $100 INVESTMENT*

Company/Index	1999	2000	2001	2002	2003
Ingles Markets, Incorporated Class A Common Stock	$118.12	$104.17	$120.64	$113.82	$111.17
S&P 500 Comprehensive – Last Trading Day Index	$127.81	$144.78	$106.24	$84.48	$105.09
Peer Group	$90.09	$61.97	$51.78	$58.81	$53.40

*	Assumes $100 invested in the Class A Common Stock of Ingles Markets, Incorporated after the close of the market on September 25, 1998.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of Class A Common Stock and Class B Common Stock owned beneficially as of December 1, 2003, by each director and nominee for director, each of the executive officers of the Company named in the Summary Compensation Table, all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent (5%) of either class of the outstanding Common Stock. The table also sets forth the percentage of each class of Common Stock held by such stockholders. As of December 1, 2003, there were 10,642,244 shares of Class A Common Stock and 12,384,391 shares of Class B Common Stock outstanding. Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to the Common Stock listed.

	Number of Shares Owned Beneficially				Percentage of Common Stock				Percentage of Total Voting Power
Name	Class A(2)		Class B		Class A(2)		Class B
Robert P. Ingle(1)	11,961,932	(3)	11,761,932	(3)(4)	53.4	%(3)	95.0	%(3)(4)	87.6	%(3)(4)
Brenda S. Tudor(1)	1,803,939	(3)(5)	1,713,482	(3)	14.5	%(3)(5)	13.8	%(3)	12.8	%(3)(5)
James W. Lanning(1)	1,714,332	(3)	1,713,332	(3)	13.9	%(3)	13.8	%(3)	12.7	%(3)
Robert P. Ingle, II(1)	452,450	(6)	154,950		4.1	%(6)	1.3%		1.4	%(6)
Anthony S. Federico(1)	376,922	(7)	13,650		3.5	%(7)	*		*
Laura Ingle Sharp(1)	81,474	(8)	79,725	(8)	*		*		*
Charles L. Gaither, Jr.(1)	12,733	(9)	0		*		—		*
J. Alton Wingate(1)	1,250		150		*		*		*
Charles E. Russell(1)	361	(10)	0		*		—		*
John O. Pollard(1)	100		0		*		—		*
Anchor Capital Advisors, Inc.(11)	1,453,847	(12)	0		13.7	%(12)	—		1.1	%(12)
Mario J. Gabelli, et al(13)	967,000	(14)	0		9.1	%(14)	—		*
Dimensional Fund Advisors, Inc.(15)	714,356	(16)	0		6.7	%(16)	—		*
Ingles Investment/Profit Sharing Plan(1)	1,713,332		1,713,332		13.9%		13.8%		12.7%
All Directors and Executive Officers as a group (14 persons)	13,381,451	(3)	12,010,557	(3)	56.8	%(3)	97.0	%(3)	89.7	%(3)

*Less than 1%.

(1)	The address of this beneficial owner is P.O. Box 6676, Asheville, North Carolina 28816.

(2)	Each share of Class B Common Stock is convertible, at any time at the option of the holder, into one share of Class A Common Stock. If the holder of any shares of Class B Common Stock transfers the shares to anyone other than a “qualified transferee” as defined in the Company’s Articles of Incorporation, then each share of Class B Common Stock will automatically convert into a share of Class A Common Stock. Accordingly, for each holder of Class B Common Stock the number of shares and percentage of Class A Common Stock set forth in this table also reflect the Class A Common Stock into which such stockholder’s shares of Class B Common Stock are convertible. However, these converted shares are not used to calculate such percentages for any other stockholder in this table. The number of shares and percentage of Class A Common Stock held by all directors and executive officers as a group also reflects the conversion into Class A Common Stock of each share of Class B Common Stock held by each director and executive officer. Because the Class B Common Stock converts into Class A Common Stock on a one to one basis, the number of shares of Class B Common Stock noted in the table above also represents the number of shares of Class A Common Stock each holder would beneficially own upon conversion of the Class B Common Stock beneficially owned by them.

(3)	Includes the 1,713,332 shares of Class B Common Stock held by the Company’s Investment/Profit Sharing Plan and Trust, of which Ms. Tudor and Messrs. Ingle and Lanning are trustees. The trustees have sole voting power and dispositive power with respect to such shares. However, Ms. Tudor and Messrs. Ingle and Lanning disclaim beneficial ownership of such shares.

(4)	Includes 48,600 shares of Class B Common Stock held by Mr. Ingle’s wife, with respect to which Mr. Ingle disclaims any beneficial ownership interest.

(5)	Includes 90,457 shares issuable upon the exercise of stock options, which are currently exercisable.

(6)	Includes 205,000 shares issuable upon the exercise of stock options, which are currently exercisable.

(7)	Includes 7,647 shares of Class A Common Stock held by Mr. Federico’s wife, with respect to which Mr. Federico disclaims any beneficial ownership interest, and 205,000 shares of Class A Common Stock issuable upon the exercise of stock options, which are currently exercisable.

(8)	Includes 534 shares of Class A Common Stock held by Ms. Sharp’s minor children through a dividend reinvestment plan and 2,025 shares of Class B Common Stock held by Ms. Sharp’s minor children.

(9)	Includes 10,500 shares issuable upon the exercise of stock options, which are currently exercisable.

(10)	Constitutes shares of Class A Common Stock held by Mr. Russell’s spouse through a dividend reinvestment plan, with respect to which Mr. Russell disclaims any beneficial ownership interest.

(11)	The address of this beneficial owner is One Post Office Square, Suite 3850, Boston, Massachusetts 02109.

(12)	The information as to Anchor Capital Advisors, Inc. (“Anchor”) is derived from a statement on Form 13F filed with the Securities and Exchange Commission on November 6, 2003. This statement discloses that Anchor possesses sole voting and/or investment power over such shares.

(13)	The address of this beneficial owner is Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580.

(14)	The information as to Mario J. Gabelli includes Marc J. Gabelli and entities controlled directly or indirectly by Mario or Marc Gabelli (“Gabelli Entities”) and is derived from a statement on Form 13D dated April 26, 2002 filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act. Such statement discloses that (i) Mr. Gabelli is the chief investment officer for most of the Gabelli Entities signing such statements and is deemed to have beneficial ownership of the shares owned by all Gabelli Entities, (ii) Mr. Gabelli and the Gabelli Entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mr. Gabelli and the Gabelli Entities have the sole power to vote and dispose of all the shares of which they are beneficial owners (unless the aggregate voting interest of all Gabelli Entities exceeds 25% of the Company’s total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of the Gabelli Entities would have the sole voting power to vote certain of the shares of Class A Common Stock). The Gabelli Entities which beneficially own shares of the Company’s Class A Common Stock are registered investment advisors and beneficially own such shares in an agent capacity.

(15)	The address of this beneficial owner is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(16)	The information as to Dimensional Fund Advisors, Inc. (“Dimensional”) is derived from a statement on Form 13F filed with the Securities and Exchange Commission on November 5, 2003. This statement discloses that Dimensional possesses sole voting and/or investment power over such shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Mr. Pollard is an attorney with the law firm of McGuireWoods, LLP which, from time to time, handles labor matters for the Company. During fiscal 2003, the Company accrued approximately $22,452 in fees for services rendered by that firm.

Mr. Wingate is Chairman, Chief Executive Officer and President of Community Bankshares, Inc. and is an officer and director of its subsidiaries, Financial Supermarkets, Inc. and Community Bank & Trust. Financial Supermarkets, Inc. provides services to the Company in connection with the placement of banks within the Company’s supermarkets. During fiscal 2003, the Company paid approximately $131,977 in fees for services rendered by Financial Supermarkets, Inc.

The Company believes that the transactions described above between the Company and each of McGuireWoods, LLP and Financial Supermarkets, Inc. have been and will continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in transactions negotiated at arms-length. The Company does not intend to enter into any transactions in the future with or involving any of its officers or Directors or any members of their immediate family on terms that would be less favorable to the Company than those that would be available from unaffiliated third parties in arms-length transactions.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

On December 9, 2003, the Board of Directors approved, subject to stockholder approval, an amendment to the Company’s Articles of Incorporation (the “Qualified Transferee Amendment”) to amend the definition of “Qualified Transferee,” as described below. A copy of the proposed amendment is attached hereto as Appendix A and the following discussion is qualified in its entirety by reference thereto. There are currently no dividends in arrears with respect to the Class B Common Stock.

Purpose of the Proposal

Currently, when holders of Class B Common Stock (the “Class B holders”) transfer shares of Class B Common Stock to any person or entity other than a “Qualified Transferee,” the shares are automatically converted into an equal number of shares of Class A Common Stock. A transfer of Class B Common Stock to a “Qualified Transferee,” however, does not trigger conversion of the shares into Class A Common Stock. The current definition of “Qualified Transferee” includes (a) members of the transferor’s immediate family; (b) the transferor’s executor, administrator, or personal representative (in the event of the transferor’s death or legal disability); and (c) the Ingles Markets, Incorporated Investment/Profit Sharing Plan and Trust (the “Trust”). The Board of Directors has determined that the current definition of “Qualified Transferee” is too restrictive, as it does not allow transfers among Class B holders, including transfers from the Trust to other Class B holders, without triggering conversion of the shares into Class A Common Stock. This limitation has made transactions in Class B Common Stock by the Trust more difficult because it eliminates certain potential purchasers, i.e. other Class B holders, who would prefer to purchase additional Class B Common Stock privately instead of Class A Common Stock which is available in the market. The Qualified Transferee Amendment would add current Class B holders to the definition of “Qualified Transferee.”

Effects of the Proposal

The Qualified Transferee Amendment would permit Class B holders to transfer their Class B Common Stock to other Class B holders including transfers by the Trust of Class B Common Stock to other Class B holders, without converting such shares into Class A Common Stock. This change is significant in that Class B Common Stock entitles the holder to ten votes per share, while the Class A Common Stock only entitles the holder to one vote per share. While this amendment may allow Class B holders to engage in certain transfers of Class B Common Stock which would have previously resulted in the conversion of such stock, and thus the loss of the ten votes per share represented by a share of Class B Common Stock, it will not have the effect of shifting control of that vote outside of the persons that currently hold the Class B Common Stock nor will it increase the voting power of the

Class B holders. Further, Class A Common Stock carries a ten percent larger dividend than does Class B Common Stock whenever dividends are declared by the Company’s Board. Whenever Class B Common Stock is converted to Class A Common Stock, the dividend burden on the Company increases. To the extent that the proposed amendment decreases the likelihood of conversion, it reduces the likelihood of an increased dividend burden for the Company.

The proposed amendment does not create any additional rights of exchange or conversion of Class B Common Stock for Class A Common Stock and does not change the right of holders of Class B Common Stock to request conversion of such shares to Class A Common Stock at their option at any time. Further, the amendment does not alter the rights, preferences or limitations applicable to Class A Common Stock.

Stockholder Vote Required

The affirmative vote by holders of (i) at least a majority of the votes entitled to be cast by holders of the Class A Common Stock and Class B Common Stock, voting together and (ii) at least a majority of the votes entitled to be cast by holders of the Class B Common Stock voting as a separate class, in each case, outstanding and entitled to vote at the meeting, is required for the adoption of the Qualified Transferee Amendment. The Board of Directors recommends a vote “FOR” the proposed amendment.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP has served as the independent auditors for the Company and its subsidiaries since March 1989. Representatives of Ernst & Young LLP are expected to be present at the 2004 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will respond to appropriate questions. The Audit/Compensation Committee is currently in discussion with Ernst & Young LLP regarding the terms of their engagement as the Company’s independent auditors for the 2004 fiscal year, but no decision has been reached as of the date of this Proxy Statement.

Audit Fees

Fees for audit services totaled approximately $475,000 in fiscal 2003 and approximately $341,000 in fiscal 2002, including fees associated with the annual audit, the review of the Company’s quarterly reports on Form 10-Q, the review of an exchange offer registration statement filed by the Company in connection with its senior notes issued in May 2003, preparation of comfort letters associated with the notes offering, and assistance with the Securities and Exchange Commission’s review of the Company’s periodic filings.

Audit-Related Fees

Fees for audit-related services totaled approximately $43,000 in fiscal 2003 and approximately $13,000 in fiscal 2002. Audit-related services principally include the audit of financial statements of the Company’s employee benefit plan and accounting assistance.

Tax Fees

Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $96,000 in fiscal 2003 and $101,000 in fiscal 2002.

All Other Fees

There were no fees paid to Ernst & Young LLP in fiscal 2003 or 2002 that are not included in the above classifications.

The Company’s Audit/Compensation Committee preapproved all services described above for fiscal 2003, including nonaudit services, and has determined that these fees and services are compatible with maintaining the independence of Ernst & Young LLP. The Company’s Audit/Compensation Committee requires that each service provided by Ernst & Young be pre-approved by the committee. However, the committee has empowered Charles E.

Russell, the chair of the committee to grant such approval on its behalf as to matters that arise between Audit/Compensation Committee meetings.

OTHER MATTERS

Solicitation of Proxies

The Company will solicit proxies for the Annual Meeting by mail. The Company will bear the cost of preparing, assembling, printing, mailing and soliciting proxy solicitation materials. The Company’s officers and regular employees may also solicit proxies in person or by telephone, but they will not be specially compensated for such services. The Company’s regularly retained investor relations firm, Corporate Communications, Inc., may also solicit proxies by telephone and mail. The Company will not pay Corporate Communications, Inc. a separate fee for any such proxy solicitations. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in forwarding proxy solicitation materials to the beneficial owners of Common Stock held of record by them.

Stockholders’ Proposals for the 2005 Annual Meeting

The Company plans to hold its 2005 Annual Meeting of Stockholders in February or early March. Any proposal that a stockholder wants to be presented at the 2005 Annual Meeting of Stockholders must be received by the Secretary no later than September 17, 2004 or the proposal will automatically be excluded from proxy materials for that meeting. Such proposals must be received by the Secretary at the Company’s principal office, the address of which is set forth on page 1 of this Proxy Statement, and must meet the requirements of the regulations of the Securities and Exchange Commission to be eligible to be included in the proxy materials for the Company’s 2005 Annual Meeting.

Further, any stockholder proposal for which the Company does not receive notice on or before December 1, 2004 shall be subject to the discretionary vote of the proxy holders at the 2005 Annual Meeting of Stockholders.

Action on Other Matters at the 2004 Annual Meeting

If notice of a stockholder proposal that has not been submitted to be included in this Proxy Statement was not received by the Company on or before December 1, 2003, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. No proposals had been received as of that date.

At this time, the Company does not know of any matters to be presented for action at the 2004 Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. If any other matter comes before the Annual Meeting, it is intended that the persons who are named in the proxies will vote the shares represented by effective proxies in their discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company is required to identify any Reporting Person (as defined below) that failed to file on a timely basis with the Securities and Exchange Commission any report that was required to be filed during fiscal 2003 with the SEC pursuant to Section 16(a) of the Exchange Act. Such required filings include a Form 3 (an initial report of beneficial ownership of Common Stock) and a Form 4 and Form 5 (which reflect changes in beneficial ownership of Common Stock). For purposes of this Proxy Statement, a “Reporting Person” is a person who at any time during fiscal 2003 was (a) a director of the Company, (b) an executive officer of the Company or its subsidiaries, (c) a beneficial owner of more than 10% of the Class A Common Stock or Class B Common Stock or (d) any other person who was subject to Section 16 of the Exchange Act with respect to the Company. Based solely on a review of such Forms 3, 4 and 5 and all amendments thereto that were furnished to the Company by the Reporting Persons known to the Company, as required by Rule 16a-3(e), no Reporting Person who was required to comply with Section 16(a) of the Exchange Act failed to comply with such requirements during fiscal 2003, other than Anthony Federico. Mr. Federico inadvertently failed to file Form 4s for sales of an aggregate of 22,600 shares of Class A Common Stock occurring on June 24, June 28, and July 30 and July 31, 2002. During fiscal 2003, these failures were discovered by Mr. Federico’s broker and a corrected Form 4 was filed by Mr. Federico on May 1, 2003. Mr. Federico also inadvertently failed to file a Form 4 during fiscal 2003 related to the exempt conversion of shares of Class B Common Stock into shares of Class A Common Stock.

Incorporation by Reference to This Proxy Statement

The Audit Committee Report and the Report on Executive Compensation set forth on pages 9 through 11 of this Proxy Statement and the graph and related data set forth under the heading “Stock Price Performance Graph” on pages 13 and 14 of this Proxy Statement shall not be deemed to be incorporated by reference into any report, statement or other filing made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, or in any related prospectus that incorporates this Proxy Statement by reference, in whole or in part, notwithstanding anything to the contrary set forth therein.

Availability of Form 10-K

Upon written request, the Company will provide, without charge, to stockholders that are entitled to receive this Proxy Statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2003, as filed with the Securities and Exchange Commission (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon written request at the stockholder’s expense). Requests for copies should be directed to Brenda S. Tudor, Vice President-Finance and Chief Financial Officer, at Ingles Markets, Incorporated, P.O. Box 6676, Asheville, North Carolina 28816, or by telephone at (828) 669-2941, ext. 223.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED WITH RESPECT TO THE MATTERS IDENTIFIED ON THE PROXY CARD(S) IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY CARD(S).

By Order of the Board of Directors

Robert P. Ingle

Chairman of the Board

APPENDIX A

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

INGLES MARKETS, INCORPORATED

I.

The name of the corporation is “INGLES MARKETS, INCORPORATED” (the “Corporation”).

II.

Pursuant to the provisions of §§55-10-03 and 55-10-06 of the General Statutes of North Carolina, the Articles of Incorporation of the Corporation are hereby amended by deleting Paragraph (b)(4)(A) of Article 4 in its entirety and replacing it with the following:

“4. Transfer.

(A) Any transfer of shares of Class B Common Stock other than to a “Qualified Transferee,” as hereinafter defined, shall be conclusively deemed to constitute an election by the holder thereof to convert said shares of Class B Common Stock into an equal number of shares of Class A Common Stock. As used herein, the term “Qualified Transferee” means any one or more of: (i) the transferor’s spouse, issue, parents or siblings (individually referred to as the “Immediate Family Member”), or a trust for the benefit of the transferor or any Immediate Family Member if the trustee of such trust is the transferor or an Immediate Family Member, or (ii) in the event of the transferor’s death or legal disability, the transferor’s executor, administrator or personal representative, or (iii) the Ingles Markets, Incorporated Profit Sharing Plan and Trust, or (iv) any holder of Class B Common Stock that is a holder of Class B Common Stock on the date of transfer. Any shares of Class B Common Stock transferred beneficially but not of record may be denied the right to vote and receive payment of dividends until the shares have been transferred of record.”

III.

The above amendment of the Articles of Incorporation of the Corporation was duly adopted by the Board of Directors of the Corporation as of December 9, 2003 and recommended to the shareholders of the Corporation. The above amendment was adopted by the shareholders of the Corporation as of                         ,              in accordance with the provisions of Chapter 55 of the General Statutes of North Carolina.

IN WITNESS WHEREOF, Ingles Markets, Incorporated has caused these Articles of Amendment to the Articles of Incorporation of the Corporation to be executed by its duly authorized officer, as of the              day of                         ,             .

INGLES MARKETS, INCORPORATED

By:

Name:
Title:

CLASS A

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 17, 2004

INGLES MARKETS, INCORPORATED

The undersigned hereby appoints Robert P. Ingle and Brenda S. Tudor, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock held of record by the undersigned on January 5, 2004, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 17, 2004, at 1:00 p.m. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

1.	ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW).	☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

John O. Pollard; J. Alton Wingate; Charles L. Gaither, Jr.

2.	PROPOSAL TO ADOPT THE QUALIFIED TRANSFEREE AMENDMENT TO THE ARTICLES OF INCORPORATION OF INGLES MARKETS, INCORPORATED

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

(Continued on other side)

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INGLES MARKETS, INCORPORATED

PROXY

The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 17, 2004.

Dated: , 2004

(SEAL)

(SEAL)

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.)

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

I PLAN TO ATTEND

CLASS B

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 17, 2004

INGLES MARKETS, INCORPORATED

The undersigned hereby appoints Robert P. Ingle and Brenda S. Tudor, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock held of record by the undersigned on January 5, 2004, at the Annual Meeting of the Stockholders of Ingles Markets, Incorporated to be held on February 17, 2004, at 1:00 p.m. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

1.	ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW).	☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

Robert P. Ingle; Robert P. Ingle, II; James W. Lanning; Charles E. Russell; Laura Ingle Sharp; Brenda S. Tudor

2.	PROPOSAL TO ADOPT THE QUALIFIED TRANSFEREE AMENDMENT TO THE ARTICLES OF INCORPORATION OF INGLES MARKETS, INCORPORATED

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

(Continued on other side)

(Continued from other side)

INGLES MARKETS, INCORPORATED

PROXY

The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 17, 2004.

Dated: , 2004

(SEAL)

(SEAL)

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.)

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

I PLAN TO ATTEND